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                                                                   Exhibit 10.24

                                          January 26, 1999
VIA TELECOPIER


Elisabeth Ducottet
Thuasne, S.A.
65, Avenue Charles de Gaulle
92200 Neuilly-Sur-Seine
Paris, France

Mr. James M. Sack
Thaler Associates, Inc.
1331 F Street, NW, Suite 800
Washington, DC   20004

            RE:   DISTRIBUTION AGREEMENT BETWEEN
                  GRAHAM-FIELD AND THUASNE

Dear Elisabeth and James,

            This letter hereby confirms that Graham-Field has agreed to convert the current exclusive distribution agreement to a non-exclusive distribution agreement effective immediately, until each of the parties can create a viable structure for the future. Accordingly, if you are in agreement with converting the current exclusive distribution agreement to a non-exclusive arrangement, please indicate so by signing below.

            If you have any questions or comments, please call me at (516) 439-5614.

                                          Very truly yours,



                                          Richard S. Kolodny
                                          Executive Vice President,
                                          General Counsel

ACCEPTED AND AGREED TO:

THUASNE

By: /s/ Elisabeth Ducottet
   _____________________________
Name:
Title

Copy:       Mr. Paul Bellamy
            President and Chief Operating Officer
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            Graham-Field Health Products, Inc.
            81Spence Street
            Bay Shore, New York   11706